UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2004

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500-N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On September 17, 2004, the Board of Directors of Technical Olympic USA, Inc. (the “Company”) elected Susan B. Parks to serve as a Director of the Company. Ms. Parks was also named by the Board of Directors to serve as a member of the Audit Committee, the Independent Directors Committee and the Human Resources, Compensation and Benefits Committee of the Board of Directors. A copy of the press release announcing Ms. Parks’ election to the Board of Directors is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

     Ms. Parks was not selected as a Director of the Company pursuant to any arrangement or understanding between Ms. Parks and any other person, and there have been no transactions between Ms. Parks and the Company or any of its subsidiaries that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

     (c) Exhibits

99.1	Press Release, dated September 17, 2004, of Technical Olympic USA, Inc.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 17, 2004

TECHNICAL OLYMPIC USA, INC.
/s/ Randy L. Kotler
Randy L. Kotler
Vice President — Chief Accounting Officer

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Index to Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release, dated September 17, 2004, of Technical Olympic USA, Inc.

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